SEMIANNUAL REPORT


December 31, 1995


INVESCO
TAX-FREE
INCOME
FUNDS,
INC.


Tax-Free Long-Term Bond Fund
Tax-Free Intermediate Bond Fund


Two Smart Choices
For Seeking Tax-Exempt Income


INVESCO FUNDS

Economic Overview                                                   January 1996
     1995 will long stand out as a banner year for U.S. investors. The S&P 500 achieved a total return of 37.46% for the 12 months ended 12/31/95; only the fourth time in fifteen years the broad market returned over 25%. By other measures, market results were even more exciting: The Dow Jones Industrial Average broke 5000 for the first time in history. Fixed-income markets followed suit, with the Lehman Government/Corporate Bond Index gaining 19.24%.1
     This spectacular performance was influenced by a number of positive economic factors. Inflation was low at a mere 2.5%, unemployment was down, and growth in Gross Domestic Product slowed to apparently sustainable levels. In addition, the Federal Reserve Board cut short-term interest rates twice during the second half of 1995, and another 0.25%, in January '96.
      By year-end, however, the broad market expansion appeared to be slowing down, with the S&P 500 growing just 1.94% in December.1 And in January the stock market whipsawed in the wake of stalled federal budget negotiations.
      Until a budget settlement is reached in Washington, it seems likely that the financial markets will remain volatile. However, we feel that budget approval will ultimately restore the stock market to moderate growth levels, heralding the beginning of a trend for both the U.S. stock and bond markets throughout 1996.
      This year, the markets should get some help from slow, steady economic growth, but earnings improvements almost certainly won't see the dramatic gains enjoyed in 1995. In addition, although business investment is expected to be lower in '96, U.S. companies should continue to enjoy expanded sales overseas. Therefore, although we may see corrections in some sectors, we expect advances in securities prices to be in the single-digit range for 1996.

Municipal Bond Market
      Compared to the Lehman Government/Corporate Bond Index 1995 total return of 19.24%, the Lehman Municipal Bond Index reflected a slightly more limited expansion at 17.46% for the year.1 This lower growth rate was due largely to investor fears that municipals would lose their relative tax advantages as a result of the various flat-tax proposals.
      In our opinion, however, radical tax reform has a low probability of implementation in the near future. Instead, modest reform such as tax simplification with some reduction in marginal rates seems more likely.
      Due to this uncertain legislative environment, market valuation levels currently are attractive by historical standards, and seem to already reflect price reductions which modest tax reform could produce. However, we expect to see continued volatility in the municipal market until this issue is resolved.

/s/ R. Dalton Sim
------------------
R. Dalton Sim
Chairman and President
INVESCO Trust Company

INVESCO Tax-Free Income Funds
Investment Philosophy
      During the second quarter of 1995, INVESCO Tax-Free Income Funds' management strategy was adjusted in an effort to enhance the funds' performance within the current difficult municipal market environment. In making this adjustment, our strategy has included three primary elements.
      First, we manage the portfolios' interest rate risk. That is, we attempt to make adjustments such as lengthening the portfolio during a bull market, rather than trying to time the market's hills and valleys. This means that, to the extent the municipal market expanded, we've been able to move with, and even slightly ahead of, its overall growth.
      Second, we have focused on the structure of each bond, basing our selections on strong price/performance characteristics. For example, we have removed securities with call features, anticipating that a falling rate environment would erase any slight current increase in yield as the bonds were pre-paid and the debt refinanced at lower rates.
      Our third criteria for revising portfolio structure has been an emphasis on superior credit quality. In 1995's strong market, with limited bond supply and investors vying for high yields, the incremental increase in rates offered by below-investment grade bonds simply did not justify their greater risk. However, as a part of our regular strategy of evaluating the entire market's specific opportunities, we sometimes purchased below-investment grade debt which showed signs of impending rating improvement that could generate additional income and capital gains to the funds.
      The combined effects of these three portfolio adjustments can be seen in each fund's improved performance during the fourth quarter, as described in the following sections.2

INVESCO Tax-Free Long-Term Bond Fund

                                 Tax-Free Long-Term Bond Fund
                                Average Annualized Total Return
                                        as of 12/31/952

                           1 year                       15.64%
                           -----------------------------------
                           5 years                       8.44%
                           -----------------------------------
                           10 years                      9.24%
                           -----------------------------------

      The fund's total return for the one-year period ended 12/31/95 was 15.64%, compared to a total return of 17.46% for the Lehman Brothers Municipal Bond Index1 for the same period.2 The fund's annual performance was below the General Municipal Debt Fund average of 16.84% for the same period as reported by Lipper Analytical Services, Inc.3
      Due to our revised management strategies described earlier, we have significantly improved our performance versus the average in recent months.
      For the three months ended 12/31/95 the fund achieved a 5.65% total return2, exceeding the 4.67% Lipper category average.3 The chart and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance.

Graph:      Geographical Diversification
            by market value as of 12/31/95

      This map of the United States is divided by region to show the geographical diversification of the issuers of securities in the Tax-Free Long-Term Bond Fund portfolio. West - 20% Midwest - 30% Northeast - 21% South Central - 12% Southeast - 13% Puerto Rico - 4%

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in the INVESCO Tax-Free Long-Term Bond Fund to the value of a $10,000 investment in the Lehman Municipal Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 12/31/95.

      The line graph above represents the value of a $10,000 investment in INVESCO Tax-Free Long-Term Bond Fund, plus reinvested dividends and capital gain distributions, for the 10-year period ended 12/31/95.2
      INVESCO Tax-Free Long-Term Bond Fund is intended to provide a high level of current tax-exempt income over the long-term. As of 12/31/95, it had an average duration well above the market average. This lengthening allows us to fully capitalize on the municipal bond bull market, because the greatest principal appreciation in the current falling rate environment is being realized in the longest maturities.
      At a special meeting held on October 19, 1995, shareholders approved a modification to the fund's investment policies, permitting greater use of futures contracts and options. Of the 16,574,600 shares of the fund outstanding on the record date for this meeting, the holders of 7,784,333 shares voted for the proposal, the holders of 1,443,453 shares voted against the proposal, and the holders of 543,942 shares abstained. This change has significantly increased the fund's liquidity and flexibility, enabling us to quickly react as market or economic conditions change, and allowing us to more easily protect the portfolio as well as take advantage of new opportunities.

INVESCO Tax-Free Intermediate Bond Fund
      The fund's total return for the one-year period ended 12/31/95 was 12.95%, compared to a total return of 17.16% for the Lehman Intermediate Municipal Bond Index1 for the same period.2 While underperforming the index, the fund's annual return exceeded the Intermediate Municipal Debt Fund average of 12.89% for the same period as reported by Lipper Analytical Services, Inc.3
      Since our second quarter adjustments in management strategy, Tax-Free Intermediate Bond Fund has seen even stronger recent returns. Its total return of 2.91% for the three months ended 12/31/952 was greater than the Lipper category average of 2.74% for the same period.3

                                Tax-Free Intermediate Bond Fund
                                Average Annualized Total Return
                                        as of 12/31/952

                           1 year                       12.95%
                           -----------------------------------
                           Since inception (12/93)       4.36%
                           -----------------------------------

      To maximize principal stability, we maintain a somewhat shorter duration in Tax-Free Intermediate Bond Fund than in the long-term fund. However, in keeping with our fundamental municipal bond strategy, duration is still longer than the market average. Again, by exceeding the average, we are able to capitalize upon the opportunities presented by the current bull market environment.
      As of 12/31/95, more than 80% of the portfolio was invested in bonds rated A or better by Standard & Poor's.1 We continue to avoid callable bonds, and focus on strong structural features.
      The line graph below represents the value of a $10,000 investment in INVESCO Tax-Free Intermediate Bond Fund, plus reinvested dividends and capital gain distributions, from the fund's inception (12/93) through 12/31/95.2 The chart and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in INVESCO Tax-Free Intermediate Bond Fund to the value of a $10,000 investment in the Lehman Intermediate Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/93) through 12/31/95.

Graph:      Geographical Diversification
            by market value as of 12/31/95

      This map of the United States is divided by region to show the geographical diversification of the issuers of securities in the Tax-Free Intermediate Bond Fund portfolio. West - 44% Midwest - 12% Northeast - 20% South Central - 8% Southeast - 9% Puerto Rico - 4% Guam - 1%

Looking Forward
      During 1996, we plan to maintain portfolios with a longer-than-average duration, high credit quality, and strong price/performance features. We anticipate that INVESCO Tax-Free Long-Term and Intermediate Bond funds will be well-positioned considering the current economic forecast.

Fund Manager
      INVESCO Tax-Free Income Funds are managed by James S. Grabovac, vice president of INVESCO Trust Company. A Chartered Financial Analyst, Jim is a graduate of Lawrence University and has an MBA from the University of Michigan. He began his investment career in 1982, and before joining INVESCO in April 1995 was the manager of a municipal bond fund for Stein, Roe & Farnham Inc. in Chicago.


1 The S&P 500 and Dow Jones Industrial Average are unmanaged indexes considered representative of the performance of the broad U.S. stock market. The Lehman Government/Corporate Bond Index is an unmanaged index illustrating the broad fixed-income market. The Lehman Brothers Municipal Bond Index is an unmanaged index of long-term bonds considered representative of the overall tax-exempt market; the Lehman Intermediate Municipal Bond Index is an unmanaged index indicative of intermediate-term tax-exempt obligations. Standard and Poor's is an independent bond rating agency.

2 Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased. Of course, past performance is not a guarantee of future results.

3 Rankings provided by Lipper Analytical Services, an independent fund analyst, are based on total return performance unadjusted for commissions.

INVESCO Tax-Free Income Funds, Inc.
Statement of Investment Securities
December 31, 1995
UNAUDITED

                                                    Principal
Description                                           Amount              Cost           Value
----------------------------------------------------------------------------------------------
TAX-FREE INTERMEDIATE BOND Fund
MUNICIPAL BONDS 94.63%
ALASKA 7.13%
Alaska Indl Dev & Export Auth, Ref
    Revolving Fund, Series 1994A,
    Lots 1-29, 5.700%, 4/1/2004                      $200,000         $200,000        $211,750
Municipality of Anchorage, Alaska,
    Gen Oblig Ref, Gen Purpose,
    1993 Series B, 4.900%, 8/1/2003                    25,000           25,000          25,344
Municipality of Anchorage, Alaska,
    Port Rev Ref, 1995, 6.000%, 2/1/2004              150,000          159,842         161,437
                                                                     -------------------------
                                                                       384,842         398,531
                                                                     -------------------------
ARIZONA 1.83%
Pinal Cnty, Arizona (Mammoth-San Manuel
    Unified School Dist No 8), Ref, Series
    1994, 6.000%, 7/1/2001                            100,000          100,000         102,500
                                                                     -------------------------
CALIFORNIA 6.33%
San Diego Cnty, California, Regl Transn
    Commn, 2nd Sr Ltd Sales Tax Rev Ref,
    1993 Series A, 5.250%, 4/1/2007                   200,000          197,758         204,500
San Francisco City & Cnty Airports Commn,
    California (San Francisco Intl Airport),
    <2nd Series Rev, Issue 9A, 5.250%,
    5/1/2008                                          150,000          147,976         149,437
                                                                     -------------------------
                                                                       345,734         353,937
                                                                     -------------------------
COLORADO 12.46%
Arapahoe Cnty, Colorado, Cap Impt
    Trust Fund (E-470 Proj), Hwy Rev,
    Veh Regn Fee, 5.300%, 8/31/2006                   200,000          200,000         210,000
Arapahoe Cnty, Colorado (Cherry Creek
    School Dist No 5), Gen Oblig Ref,
    Series 1995A, 5.250%, 12/15/2002                  200,000          207,614         209,500
Montrose Cnty, Colorado, Ctfs of
    Participation, 6.350%, 6/15/2006                  150,000          148,500         159,562
Regents of Univ of Colorado, Research
    Bldg Revolving Fund, Ref Rev,
    Series 1995, 5.100%, 6/1/2006                     115,000          114,713         117,013
                                                                     -------------------------
                                                                       670,827         696,075
                                                                     -------------------------
DISTRICT OF COLUMBIA 0.43%
District of Columbia, Gen Oblig Ref,
    Series 1994A, 5.200%, 6/1/2003                     25,000           24,815          23,719
                                                                     -------------------------
FLORIDA 1.40%
Miami Beach Redev Agency, Florida
    (City Ctr/Historic Convention Village),
    Tax Increment Rev, Series 1993,
    5.100%, 12/1/2003                                  80,000           80,000          78,300
                                                                     -------------------------




GEORGIA 0.53%
Muni Elec Auth of Georgia, Pwr Rev,
    Series CC, 4.500%, 1/1/2002                        30,000           29,840          29,700
                                                                     -------------------------
GUAM 0.53%
Guam Pwr Auth, Rev, 1993 Series A,
    5.200%, 10/1/2004                                  30,000           29,700          29,550
                                                                     -------------------------
ILLINOIS 3.73%
Illinois Hsg Dev Auth, Hsg Dev Rev,
    1993 Series A, 5.000%, 1/1/2001                    20,000           20,171          19,900
Illinois State, Gen Oblig, Series 1995,
    5.125%, 12/1/2005                                 125,000          127,182         127,500
Illinois Toll Hwy Auth, Toll Hwy Ref
    Rev, 1993 Series A, 4.700%, 1/1/2001               60,000           60,606          60,750
                                                                     -------------------------
                                                                       207,959         208,150
                                                                     -------------------------
LOUISIANA 3.81%
Louisiana Pub Facils Auth, Student Ln Rev,
    Series 1992A-1, 6.200%, 3/1/2001                  200,000          203,780         213,000
                                                                     -------------------------
MASSACHUSETTS 4.60%
Commonwealth of Massachusetts, Gen Oblig,
    Cons Ln of 1995, Series C,
    5.250%, 8/1/2005                                   20,000           21,265          21,925
Massachusetts Muni Wholesale Elec, Pwr
    Supply System Rev, 1992 Series B,
    6.375%, 7/1/2001                                  225,000          227,234         234,844
                                                                     -------------------------
                                                                       248,499         256,769
                                                                     -------------------------
MISSOURI 0.44%
Missouri Hlth & Edl Facils Auth
    (Barnes-Jewish Inc/Christian Hlth Svcs),
    Hlth Facils Rev, Series 1993,
    4.600%, 5/15/2003                                  25,000           24,340          24,750
                                                                     -------------------------
NEVADA 2.63%
Nevada Hsg Div (Single Family Prog),
    1994 Issue B-1, Sr Rev, 5.900%,
    4/1/2003                                          140,000          140,000         147,000
                                                                     -------------------------
NEW HAMPSHIRE 4.08%
New Hampshire Hsg Fin Auth, Single Family
    Residential Mtg, 1994 Series D,
    5.850%, 1/1/2001                                  220,000          220,000         227,975
                                                                     -------------------------
NORTH CAROLINA 2.48%
North Carolina Eastern Muni Pwr Agency,
    Pwr System Rev Ref, Series 1993 C,
    5.250%, 1/1/2004                                  140,000          143,751         138,600
                                                                     -------------------------
OHIO 0.89%
Ohio Bldg Auth, State Correctional Facils,
    Ref, 1994 Series A, 4.600%, 10/1/2003              50,000           49,671          49,937
                                                                     -------------------------





OREGON 0.45%
Oregon Hsg & Cmnty Svcs Dept (Single
    Family Mtg Prog), Mtg Rev, 1993 Series A,
    4.500%, 7/1/2001                                   25,000           24,875          25,094
                                                                     -------------------------
PENNSYLVANIA 11.04%
Philadelphia Hosps & Higher Ed Facils
    Auth, Pennsylvania (Northwestern Corp),
    Rev, 1994 Series, 6.500%, 6/1/2004                200,000          198,546         205,250
Philadelphia, Pennsylvania, Gas Wks Rev,
    Fifteenth Series, Sub Series 3,
    5.100%, 8/1/2004                                  175,000          164,096         173,906
    5.000%, 8/1/2003                                   65,000           64,756          64,594
Philadelphia, Pennsylvania, Wtr & Wastewtr
    Rev, Series 1995, 6.750%, 8/1/2005                150,000          165,563         173,062
                                                                     -------------------------
                                                                       592,961         616,812
                                                                     -------------------------
PUERTO RICO 6.09%
Commonwealth of Puerto Rico, Gen Oblig,
    Pub Impt Ref, Series 1995,
    6.500%, 7/1/2003                                  150,000          163,211         169,687
Puerto Rico Elec Pwr Auth, Pwr Rev Ref,
    Series W, 6.500%, 7/1/2006                        150,000          165,482         170,438
                                                                     -------------------------
                                                                       328,693         340,125
                                                                     -------------------------
SOUTH DAKOTA 5.83%
Sioux Falls, South Dakota, Sales Tax Rev,
    Series 1991B, 6.300%, 11/15/2001                   60,000           64,979          65,625
South Dakota, Student Ln Fin, Student Ln
    Rev, Series 1994-A, 5.850%, 8/1/2000              250,000          250,000         260,313
                                                                     -------------------------
                                                                       314,979         325,938
                                                                     -------------------------
TENNESSEE 0.36%
Knoxville, Tennessee, Wtr Rev Ref & Impt,
    Series M-1993, 4.500%, 3/1/1999                    20,000           20,110          20,275
                                                                     -------------------------
TEXAS 0.45%
Trinity River Indl Dev Auth, Texas
    (Intl Paper Proj), Rev Ref, 1993 Series,
    4.900%, 12/1/2002                                  25,000           24,813          25,313
                                                                     -------------------------
VIRGINIA 4.54%
Rivanna Wtr & Swr Auth, Virginia, Regl
    Wtr & Swr System Rev Ref, Series 1993,
    4.500%, 10/1/2000                                  50,000           50,525          50,750
Southeastern Pub Svc Auth, Virginia, Regl
    Solid Waste System, Sr Rev Ref,
    Series 1993A, 5.150%, 7/1/2009                    200,000          193,422         202,750
                                                                     -------------------------
                                                                       243,947         253,500
                                                                     -------------------------
WASHINGTON 11.42%
Clark Cnty, Washington (Pub Util Dist
    No 1), Generating System Rev, Series
    1995, 6.000%, 1/1/2006                            200,000          213,885         215,750
Tacoma, Washington, Swr Rev, 1995 Series B,
    5.500%, 12/1/2011                                 200,000          196,806         202,250





Washington Pub Pwr Supply System,
    Ref Elec Rev, Nuclear Proj #1, Series
    1993-1A, 5.100%, 7/1/2000                          20,000           20,276          20,400
    Nuclear Proj #3, Series 1993-3A,
    4.900%, 7/1/2004                                  135,000          128,950         133,650
Wenatchee, Washington, Wtr & Swr Rev Ref,
    1994, 4.600%, 12/1/2002                            65,000           65,000          65,894
                                                                     -------------------------
                                                                       624,917         637,944
                                                                     -------------------------
WISCONSIN 1.15%
Saint Croix Cnty, Wisconsin, Gen Oblig
    Govt Ctr Ref, Series 1994A,
    4.650%, 10/1/2003                                  65,000           65,000          64,106
                                                                     -------------------------
TOTAL MUNICIPAL BONDS                                                5,144,053       5,287,600
                                                                     -------------------------
SHORT-TERM INVESTMENTS
  MUNICIPAL NOTES 5.37%
CALIFORNIA 1.79%
Los Angeles Regl Airports Impt Auth,
    California (American Airlines/Los Angeles
    Intl Airport Proj), AR, Corp Lease Rev,
    Issue A, 6.000%, 12/1/2024~                       100,000          100,000         100,000
                                                                     -------------------------
TEXAS 3.58%
Grapevine Indl Dev, Texas (American
    Airlines Proj), VR, Multi-Mode Rev,
    Issue A3, 6.000%, 12/1/2024~                      200,000          200,000         200,000
                                                                     -------------------------
TOTAL MUNICIPAL SHORT-TERM NOTES                                       300,000         300,000
                                                                     -------------------------
TOTAL INVESTMENT SECURITIES 100.00%                                $5,444,053#      $5,587,600
                                                                   ===========================


TAX-FREE  LONG-TERM  BOND Fund
MUNICIPAL  BONDS 80.13%
ALABAMA 1.28%
Birmingham Special Care Facils Fing
    Auth, Alabama (Daughters of Charity
    Natl Hlth System), Rev, Series 1995,
    5.000%, 11/1/2025                              $4,000,000       $3,669,860      $3,680,000
                                                                     -------------------------
ALASKA 0.26%
Alaska Hsg Fin Corp (Veterans Mtg Prog),
    Collateralized Gen Oblig, 1990
    First Series, 7.500%, 12/1/2030                   715,000          712,319         755,219
                                                                     -------------------------
ARIZONA 0.59%
Arizona Edl Ln Marketing, 1992 Edl Ln Rev,
    Series B, 7.000%, 3/1/2005                      1,000,000          988,750       1,086,250
Arizona State Univ Research Park, Dev Ref,
    Series 1995, 5.000%, 7/1/2021                     625,000          594,719         595,312
                                                                     -------------------------
                                                                     1,583,469       1,681,562
                                                                     -------------------------




CALIFORNIA 4.81%
Los Angeles Cnty Metro Transn Auth,
    California, Proposition C, Sales
    Tax Rev, 2nd Sr Bonds, Series A,
    5.000%, 7/1/2025                                3,000,000        2,647,348      2,853,750
San Diego Pub Facils Fing Auth,
    California, Swr Rev, Series 1995,
    5.000%, 5/15/2025>>                             4,000,000        3,816,240       3,805,000
Southern California Pub Pwr Auth
    (San Juan Unit 3 Pwr Proj), Rev,
    1993 Series A, 5.000%, 1/1/2020>>               7,500,000        6,826,747       7,143,750
                                                                     -------------------------
                                                                    13,290,335      13,802,500
                                                                     -------------------------
COLORADO 0.83%
Colorado Springs, Colorado, Utils
    Systems Impt and Ref Rev, Series 1994A,
    5.125%, 11/15/2019                              1,000,000          894,739         976,250
Fountain Valley Auth, Colorado, Wtr
    Treatment Ref Rev, Series 1991,
    6.800%, 12/1/2019                               1,140,000        1,166,574       1,244,025
Montrose Cnty, Colorado, Ctfs of
    Participation, 6.350%, 6/15/2006                  150,000          148,500         159,562
                                                                     -------------------------
                                                                     2,209,813       2,379,837
                                                                     -------------------------
FLORIDA 4.61%
Greater Orlando Aviation Auth, Florida,
    Airport Facils Rev, Series 1988,
    8.375%, 10/1/2016+                                490,000          488,810         550,637
Orlando-Orange Cnty  Expwy Auth, Florida,
    Jr Lien Rev, Series of 1988,
    5.000%, 7/1/2017+                               4,970,000        4,689,054       4,796,050
Orlando Utils Commn, Florida, Wtr
    and Elec Rev, Series 1993,
    5.000%, 10/1/2020                               5,000,000        4,608,084       4,743,750
Saint Lucie Cnty, Florida, Sales Tax
    Rev Ref, Series 1994,
    5.000%, 10/1/2023+                              3,330,000        3,012,308       3,163,500
                                                                     -------------------------
                                                                    12,798,256      13,253,937
                                                                     -------------------------
GEORGIA 2.83%
Atlanta, Georgia, Airport Facils Rev,
    Series 1990, 7.250%, 1/1/2017                   2,000,000        2,056,937       2,200,000
Atlanta, Georgia (Delta Air Lines Proj),
    Special Purpose Facils Rev, Series
    1989B, 7.900%, 12/1/2018                        2,500,000        2,553,054       2,696,875
    7.400%, 12/1/1999                               3,000,000        3,088,362       3,240,000
                                                                     -------------------------
                                                                     7,698,353       8,136,875
                                                                     -------------------------




ILLINOIS 8.27%
Chicago, Illinois (Chicago-O'Hare Intl
    Airport), Gen Airport Rev,
    1990 Series A, 7.500%, 1/1/2016                 3,000,000        2,880,000       3,307,500
Chicago, Illinois, Gen Oblig, Proj & Ref,
    Series 1995A-1, 5.125%, 1/1/2025                3,000,000        2,786,460       2,846,250
Chicago, Illinois (Peoples Gas Light
    & Coke), First & Ref Mtg, Series CC,
    Medium Term Notes, 6.875%, 3/1/2015             2,875,000        2,974,405       3,187,656
Cook & DuPage Cntys, Illinois
    (Lemont-Bromberek Combined School
    Dist No 113A), Cap Appreciation,
    School Bldg, Series 1995B, 12/1/2015            5,060,000        1,636,579       1,669,800
Cook Cnty, Illinois, Gen Oblig, Series
    1993A, 5.000%, 11/15/2023+                      5,540,000        5,001,411       5,138,350
Illinois Dev Fin Auth (Catholic Charities),
    Hsg Dev Rev, 6.350%, 1/1/2025                   1,500,000        1,470,780       1,511,250
Illinois Hlth Facils Auth (Northwestern
    Mem Hosp), Rev, Series 1991,
    6.750%, 8/15/2011+                              5,000,000        4,950,000       5,425,000
Metro Pier and Exposition Auth, Illinois
    (McCormick Place Expansion Proj),
    Rev Ref, Series 1994A, Cap
    Appreciation,
    6/1/2025                                        1,200,000          218,194         231,000
    6/1/2026                                        1,500,000          257,397         271,875
    6/1/2027                                        1,000,000          161,951         171,250
                                                                     -------------------------
                                                                    22,337,177      23,759,931
                                                                     -------------------------
INDIANA 9.85%
Dekalb Cnty Redev Auth, Indiana
    (Mini-Mill Loc Pub Impt Proj), Rev,
    Series A 1995, 6.500%, 1/15/2014                  900,000          851,456         968,625
Indiana Bond Bank (State Revolving
    Fund Prog), State Match Rev, Series
    1993A, 6.000%, 2/1/2015                         4,500,000        4,216,582       4,674,375
Indiana Transportation Fin Auth, Airport
    Facils Lease Rev, Series A,
    6.750%, 11/1/2011                               1,500,000        1,479,940       1,614,375
Indianapolis Airport Auth, Indiana,
    Airport Rev of 1988, 8.400%, 7/1/2008           2,000,000        2,083,096       2,212,500
Indianapolis Airport Auth, Indiana
    (United Air Lines/Indianapolis
    Maintenance Ctr Proj), Special Facil
    Rev, Series 1995A, 6.500%, 11/15/2031           2,750,000         2,646,87      52,801,562
Indianapolis Local Pub Impt Bond Bank,
    Indiana, Impt Rev, Series 1991C,
    6.700%, 1/1/2017                                3,750,000        3,578,437       4,200,000
Indianapolis Local Pub Impt Bond Bank,
    Indiana, Rev Ref, Series 1995A,
    5.000%, 1/1/2017~~                             10,000,000        9,263,700       9,312,500
Princeton, Indiana (PSI Energy Proj),
    PCR, Series 1979, 6.625%, 3/1/2004              2,500,000        2,071,220       2,510,350
                                                                     -------------------------
                                                                    26,191,306      28,294,287
                                                                     -------------------------




MASSACHUSETTS 3.34%
Massachusetts Bay Transportation Auth,
    Gen Transportation System, 1995
    Series A, 5.600%, 3/1/2008                      3,000,000        2,986,170       3,153,750
Massachusetts Wtr Resources Auth, Gen Rev,
    1995 Series B 4.750%, 12/1/2021~~               7,000,000        6,460,580       6,440,000
                                                                     -------------------------
                                                                     9,446,750       9,593,750
                                                                     -------------------------
MICHIGAN 3.52%
Battle Creek Tax Increment Fin Auth,
    Michigan, Rev, 1994 Dev,
    7.300%, 5/1/2010                                1,195,000        1,193,068       1,362,300
Ingham Cnty, Michigan (Okemos Pub
    Schools), Gen Oblig Unlimited Tax
    Ref, Cap Appreciation, 5/1/2014                 1,625,000          585,149         599,219
    5/1/2015                                        1,000,000          340,573         346,250
    5/1/2016                                        3,500,000        1,127,376       1,146,250
Michigan State Hosp Fin Auth (Henry
    Ford Hlth System), Hosp Rev Ref,
    Series 1995A, 5.250%, 11/15/2020~~              5,000,000        4,715,200       4,787,500
Michigan State Trunk Line Fund, Rev,
    Series 1992A, Cap Appreciation,
    10/1/2012                                       4,635,000        1,703,154       1,871,381
                                                                     -------------------------
                                                                     9,664,520      10,112,900
                                                                     -------------------------
MISSISSIPPI 0.30%
Claiborne Cnty, Mississippi (System
    Energy Resources Proj), A/FR, PCR,
    Series A, 9.500%, 12/1/2013                       750,000          750,000         860,625
                                                                     -------------------------
NEW HAMPSHIRE 0.40%
New Hampshire Hsg Fin Auth, Single
    Family Residential Mtg, 1994 Series D,
    6.850%, 7/1/2006                                1,080,000        1,080,000       1,162,350
                                                                     -------------------------
NEW YORK 7.28%
New York (AMBAC Proj), Series B,
    7.250%, 8/15/2007+                              2,500,000        2,841,766       3,015,625
New York Dorm Auth (State Univ Dorm
    Facils Issue), Lease Rev, Series
    1995A, 6.000%, 7/1/2010                         1,550,000        1,652,078       1,683,687
New York Loc Govt Assistance Corp
    (Pub Benefit of the State of New York),
    Series 1993D, 5.000%, 4/1/2023+                 2,500,000        2,099,180       2,356,250
Port Auth of New York and New Jersey,
    Consolidated, Ninety-Third Series,
    6.125%, 6/1/2094                                5,250,000        5,471,168       5,643,750
Triborough Bridge and Tunnel Auth,
    New York, Gen Purpose Rev, Series
    1993B, 5.000%, 1/1/2020                         1,935,000        1,758,838       1,862,438
    Series 1994A, 5.000%, 1/1/2024                  3,565,000        3,100,024       3,368,925
    Series Y, 5.500%, 1/1/2017                      2,900,000        2,776,899       2,983,375
                                                                     -------------------------
                                                                    19,699,953      20,914,050
                                                                     -------------------------
PENNSYLVANIA 2.92%
Allegheny Cnty Indl Dev Auth,
    Pennsylvania (FHA Insured Mtg-Baldwin
    Hlth Ctr), Specialized Enterprise
    Rev, 8.350%, 2/1/2016                             640,000          661,105         663,136





Montgomery Cnty Higher Ed & Hlth Auth,
    Pennsylvania (Northwestern Corp),
    Rev, 1994 Series,
    7.125%, 6/1/2018                                2,050,000        2,020,992       2,075,625
    7.000%, 6/1/2012                                  700,000          691,180         705,250
Philadelphia Hosps & Higher Ed Facils
    Auth, Pennsylvania (Northwestern Corp),
    Rev, 1994 Series, 7.000%, 6/1/2012              1,530,000        1,510,722       1,539,563
    6.500%, 6/1/2004                                1,080,000        1,072,148       1,108,350
Philadelphia, Pennsylvania, Wtr &
    Wastewtr Rev, Series 1995,
    6.250%, 8/1/2012                                2,050,000        2,163,442       2,290,875
                                                                     -------------------------
                                                                     8,119,589       8,382,799
                                                                     -------------------------
PUERTO RICO 3.71%
Commonwealth of Puerto Rico, Gen Oblig,
    Pub Impt Ref, Series 1995,
    6.250%, 7/1/2008+                               4,975,000        5,372,488       5,665,281
Puerto Rico Aqueduct and Swr Auth
    (Gtd by the Commonwealth of Puerto
    Rico), Rev Ref, Series 1995,
    5.000%, 7/1/2019                                1,500,000        1,397,981       1,410,000
Puerto Rico Elec Pwr Auth, Pwr Rev Ref,
    Series X, 6.000%, 7/1/2015                      1,000,000          977,250       1,030,000
    Series Z, 5.250%, 7/1/2021                      2,650,000        2,401,461       2,557,250
                                                                     -------------------------
                                                                    10,149,180      10,662,531
                                                                     -------------------------
RHODE ISLAND 4.30%
Rhode Island Convention Ctr Auth, Rev
    Ref, 1993 Series B, 5.000%,
    5/15/2020                                       9,185,000        8,173,994       8,587,975
Rhode Island Depositors Econ Protection,
    Special Oblig, 1992 Series A,
    6.950%, 8/1/2022                                1,500,000        1,500,000       1,734,375
    1993 Series A, 5.750%, 8/1/2012                 2,000,000        1,904,751       2,040,000
                                                                     -------------------------
                                                                    11,578,745      12,362,350
                                                                     -------------------------
SOUTH CAROLINA 1.89%
South Carolina Pub Svc Auth, Rev Ref,
    1993 Series C, 5.000%, 1/1/2025                 2,250,000        2,041,888       2,134,688
South Carolina Sch Fing (School
    District #2 of Sumter Cnty Proj),
    Ctfs of Participation, Series 1990A,
    8.125%, 4/1/2010                                3,000,000        3,225,523       3,285,000
                                                                     -------------------------
                                                                     5,267,411       5,419,688
                                                                     -------------------------
TEXAS 7.17%
Austin, Texas, Combined Util Systems,
    Rev Ref, Series 1993A, Cap
    Appreciation, 11/15/2009                        3,300,000        1,604,562       1,592,250
Austin, Texas, Util Systems, Rev Ref,
    Cap Appreciation, 11/15/2009                    5,020,000        2,373,414       2,422,150
    11/15/2011                                      1,400,000          604,112         598,500
Austin, Texas, Wtr, Swr & Elec Ref Rev,
    Series 1982, 14.000%, 11/15/2001                  500,000          499,063         687,300





Dallas-Fort Worth Intl Airport Facil
    Impt, Texas (Delta Air Lines), Rev
    Ref, Series 1993, 6.250%, 11/1/2013             1,375,000        1,375,000       1,388,750
Harris Cnty, Texas, Road Rev, Series
    1995, 5.000%, 10/1/2017>>                       6,400,000        5,958,125       6,104,000
San Antonio, Texas, Elec & Gas Systems
    Rev Ref, Series 1991-B, Cap
    Appreciation, 2/1/2010+                        10,000,000        4,308,482       4,737,500
Texas Muni Pwr Agency, Ref Rev, Series
    1989, Cap Appreciation, 9/1/2010                6,650,000        2,774,077       3,050,688
                                                                     -------------------------
                                                                    19,496,835      20,581,138
                                                                     -------------------------
UTAH 0.74%
Utah Hsg Fin Agency (Federally Insured
    or Gtd Mtg Lns), Single Family Mtg,
    1994 Issue E-1 Term Mezzanine,
    6.450%, 7/1/2011                                2,000,000        2,000,000       2,118,825
                                                                     -------------------------
VERMONT 0.37%
Vermont Hsg Fin Agency, Single Family
    Hsg, Series 5, 6.875%, 11/1/2016                1,000,000        1,000,000       1,065,000
                                                                     -------------------------
VIRGINIA 3.01%
Upper Occoquan Sewage Auth, Virginia,
    Regl Sewerage System Rev, Series of
    1995A, 4.750%, 7/1/2029~~                       9,500,000        8,657,995       8,656,875
                                                                     -------------------------
WASHINGTON 6.13%
Grant Cnty Pub Util Dist #2, Washington,
    Hydro-Elec Dev Rev, Second Series
    1990, (Priest Rapids),
    7.700%,1/1/2018                                 3,000,000        2,985,000       3,281,250
    (Wanapum), 7.700%, 1/1/2018                     1,050,000        1,036,875       1,161,563
Vancouver, Washington, Wtr & Swr Rev,
    Series 1993, 5.500%, 6/1/2013                   1,955,000        1,943,153       1,989,213
Washington, Gen Oblig, Motor Vehicle
    Fuel Tax Rev, Series 1993B,
    5.500%, 5/1/2018>>                              5,205,000        5,056,882       5,289,581
Washington Pub Pwr Supply System Ref
    Elec Rev, Nuclear Proj #2, Series
    1990B, 7.000%, 7/1/2012>>                       2,800,000        2,835,133       3,055,500
  Nuclear Proj #3, Series 1990B,
    7.250%, 7/1/2015                                2,500,000        2,525,581       2,815,625
                                                                     -------------------------
                                                                    16,382,624      17,592,732
                                                                     -------------------------
WISCONSIN 1.72%
Wisconsin Hlth & Edl Facils Auth
    (Sisters of the Sorrowful
    Mother-Ministry), Rev, Series 1993C,
    5.500%, 8/15/2023                               5,000,000        4,647,004       4,931,250
                                                                     -------------------------
TOTAL MUNICIPAL BONDS                                              218,431,494     230,161,011
                                                                     -------------------------




SHORT-TERM  INVESTMENTS
MUNICIPAL  NOTES 19.87%
CALIFORNIA  0.94%
Los Angeles Regl Airports Impt Auth,
    California (American Airlines/Los
    Angeles Intl Airport Proj), AR, Corp
    Lease Rev, 6.000%, 12/1/2024~                   1,000,000        1,000,000       1,000,000
Los Angeles, California (Sublease-LA
    Intl Airport),VR, Regl Airports Impt
    Corp Lease Rev, 6.000%, 12/1/2025~              1,700,000        1,700,000       1,700,000
                                                                     -------------------------
                                                                     2,700,000       2,700,000
                                                                     -------------------------
COLORADO 1.40%
Colorado Hlth Facils Auth (North
    Colorado Med Ctr), VRD, Hosp Rev,
    Series 1990, 5.000%, 5/15/2020~                 1,200,000        1,200,000       1,200,000
Colorado Student Oblig Auth, A/FR,
    Student Ln Rev, 1993 Series C-2,
    5.050%, 9/1/2002~                               2,825,000        2,825,000       2,825,000
                                                                     -------------------------
                                                                     4,025,000       4,025,000
                                                                     -------------------------
GEORGIA 0.77%
DeKalb Private Hosp Auth, Georgia
    (Egleston Children's Hosp at Emory
    Univ Proj), VRD, RAC, Series 1994A,
    5.050%, 3/1/2024~                               1,700,000        1,700,000       1,700,000
Hapeville Dev Auth, Georgia (Hapeville
    Hotel Ltd Partnership Proj), ATS,
    IDR, IDR, 1985 Series,
    6.000%, 11/1/2015~                                500,000          500,000         500,000
                                                                     -------------------------
                                                                     2,200,000       2,200,000
                                                                     -------------------------
ILLINOIS 1.32%
Illinois Dev Fin Auth, (AE Staley Mfg
    Proj), AR, PCR, 5.050%, 12/1/2005~              1,500,000        1,500,000       1,500,000
    (Marriott Corp-Arlington Proj), AR,
    IDR, 5.150%, 11/18/2014~                        1,000,000        1,000,000       1,000,000
    (Marriott Corp-Oakbrook Territory),
    AR, IDR, 5.150%, 12/1/2014~                     1,300,000        1,300,000       1,300,000
                                                                     -------------------------
                                                                     3,800,000       3,800,000
                                                                     -------------------------
INDIANA 0.70%
Indiana Hlth Facil Fing Auth (Methodist
    Hosp of Indiana), ACES, Hosp Rev,
    Series 1992B, 5.150%, 9/1/2022~                 2,000,000        2,000,000       2,000,000
                                                                     -------------------------
LOUISIANA 0.66%
DeSoto Parish, Louisiana (Central
    Louisiana Elec Proj), ATS, PCR Ref,
    Series 1991B, 5.050%, 7/1/2018~                 1,900,000        1,900,000       1,900,000
                                                                     -------------------------
MAINE 1.04%
Maine Hlth & Higher Edl Facils Auth
    (Bowdoin College), AR, Rev, Series
    1995B, 5.000%, 7/1/2025~                        3,000,000        3,000,000       3,000,000
                                                                     -------------------------
MISSISSIPPI 0.10%
Jackson Cnty, Mississippi
    (Chevron USA Proj), AR, Indl
    Sewage Facils Rev, Series 1994,
    6.150%, 12/15/2024~                               300,000          300,000         300,000
                                                                     -------------------------




MISSOURI 4.67%
Columbia, Missouri, Special Oblig Ins
    Reserve, VR, Series 1988A,
    5.150%, 6/1/2008~                               1,900,000        1,900,000       1,900,000
Missouri Hlth & Edl Facils Auth
    (Christian Htlh Svcs Dev-Christian
    Hosp Northeast-Northwest Issue),
    F/FR, Rev, Series A 1989,
    4.900%, 11/1/2019~                              1,500,000        1,500,000       1,500,000
Missouri Hlth & Edl Facils Auth
    (SSM Hlth Care Proj), VRD,
    Hlth Facil Rev, Series 1995C,
    4.500%, 6/1/2022~                              10,000,000       10,000,000      10,000,000
                                                                     -------------------------
                                                                    13,400,000      13,400,000
                                                                     -------------------------
NEVADA 1.04%
Clark Cnty, Nevada, A/FR, Airport
    System Rev Ref, Series 1993A,
    5.150%, 7/1/2012~                               3,000,000        3,000,000       3,000,000
                                                                     -------------------------
NEW YORK 1.19%
New York City Muni Wtr Fin Auth, New York,
    AR, Wtr & Swr System Rev, 1993
    Series C, 5.900%, 6/15/2022~                      200,000          200,000         200,000
    1994 Series C, 5.900%, 6/15/2023~               1,000,000        1,000,000       1,000,000
New York, VR, Gen Oblig, 1995 Series B,
    5.900%, 8/15/2023~                              2,200,000        2,200,000       2,200,000
                                                                     -------------------------
                                                                     3,400,000       3,400,000
                                                                     -------------------------
OREGON 0.35%
Port Portland, Oregon (Reynolds Metals),
    DATES, PCR, 6.000%, 12/1/2009~                  1,000,000        1,000,000       1,000,000
                                                                     -------------------------
TEXAS 2.34%
Calhoun Cnty, Nav Indl Dev Auth, Texas
    (Alcoa Proj),VR, PCR, Ref
    4.300%, 3/1/2001~                               3,375,000        3,375,000       3,375,000
South Texas Higher Ed Auth, VR, Student
    Ln Rev, Series 1995,
    5.050%, 6/1/2025~                               1,500,000        1,500,000       1,500,000
Texas Port Dev (Stolt Terminals Proj),
    ATS, Marine Terminal Rev Ref,
    5.050%, 1/15/2014~                              1,850,000        1,850,000       1,850,000
                                                                     -------------------------
                                                                     6,725,000       6,725,000
                                                                     -------------------------
VIRGINIA 0.35%
Virginia Peninsula Ports Auth
    (Dominion Term Proj), DATES,
    Coal Term Rev Ref, Series C,
    5.900%, 7/1/2016~                               1,000,000        1,000,000       1,000,000
                                                                     -------------------------
WASHINGTON 2.90%
Seattle, Washington, AR, Wtr System Rev,
    Series 1995, 5.000%, 9/1/2025~                  5,000,000        5,000,000       5,000,000
Washington Hlth Care Facils Auth
    (Sisters of Providence), VRD, Rev,
    Series 1985B, 5.900%, 10/1/2005~                  600,000          600,000         600,000
    Series 1985D, 5.900%, 10/1/2005~                1,500,000        1,500,000       1,500,000
    Series 1985E, 5.900%, 10/1/2005~                  500,000          500,000         500,000





Washington Hsg Fin Commn, (Inglenook
    Court Proj), VR, Multi Family Mtg Rev,
    6.350%, 7/1/2025~                                 725,000          725,000         725,000
                                                                     -------------------------
                                                                     8,325,000       8,325,000
                                                                     -------------------------
WYOMING 0.10%
Lincoln Cnty, Wyoming (Exxon Proj), AR,
    PCR, Series C, 6.000%, 7/1/2017~                  300,000          300,000         300,000
                                                                     -------------------------
TOTAL MUNICIPAL SHORT-TERM NOTES                                    57,075,000      57,075,000
                                                                     -------------------------
TOTAL INVESTMENT SECURITIES 100.00%                                275,506,494     287,236,011
                                                                   ===========================

The following abbreviations may be used in portfolio descriptions:
A/FR*                            -Adjustable/Fixed Rate
AR*                              -Adjustable Rate
ATS*                             -Adjustable Tender Securities
DATES*                           -Daily Adjustable Tax-Exempt Securities
FR                               -Fixed Rate
F/FR                             -Floating/Fixed Rate
IDR                              -Industrial Development Revenue
PCR                              -Pollution Control Revenue
RAC                              -Revenue Anticipation Certificates
TEAMS*                           -Tax-Exempt Adjustable Mode Securities
TECP                             -Tax-Exempt Commercial Paper
TRAN                             -Tax & Revenue Anticipation Notes
VR*                              -Variable Rate
VRD*                             -Variable Rate Demand

* Rate is subject to change. Rate shown reflects current rate.

~ All securites with a maturity date greater than one year have either a variable rate, demand feature, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

< Percentages are expressed in relation to total investment value.

# Also represents cost for income tax purposes.

>> Security has been designated as collateral for futures contracts.

+ Security has been designated as collateral for when-issued securities.

~~ Security is a when-issued security.

Tax-Free Long-Term Bond Fund Futures contracts open December 31, 1995:

                                          Number of                   Unrealized
Type                                      Contracts      Long            Gain
--------------------------------------------------------------------------------
US Treasury Bond (Expires March, 1996)      200      $24,293,750       $423,496

See Notes to Financial Statements

INVESCO Tax-Free Income Funds, Inc.
Statement of Assets and Liabilities
December 31, 1995
UNAUDITED
                                                Tax-Free                Tax-Free
                                            Intermediate               Long-Term
                                               Bond Fund               Bond Fund
                                              ----------------------------------
ASSETS
Investment Securities:
    At Cost                                   $5,444,053            $275,506,494
                                              ==================================

    At Value                                   5,587,600             287,236,011
Cash                                              66,630                   4,943
Receivables:
    Investment Securities Sold                         0               1,623,540
    Fund Shares Sold                              14,588                 302,779
    Interest                                      96,435               3,659,169
Prepaid Expenses and Other Assets                 63,863                 238,699
                                              ----------------------------------
TOTAL ASSETS                                   5,829,116             293,065,141
                                              ----------------------------------
LIABILITIES
Payables:
    Distributions to Shareholders                  1,418                 747,048
    Investment Securities Purchased                    0              29,203,294
    Fund Shares Repurchased                      100,108               1,745,014
Accrued Distribution Expenses                      1,268                 127,811
Accrued Expenses and Other Payables                   39                  16,705
                                              ----------------------------------
TOTAL LIABILITIES                                102,833              31,839,872
                                              ----------------------------------
Net Assets at Value                           $5,726,283            $261,225,269
                                              ==================================
NET ASSETS
Paid-in Capital*                               5,702,045             244,264,380
Accumulated Undistributed Net
    Realized Gain (Loss) on Investment
    Securities and Futures Contracts           (119,309)               4,807,876
Net Appreciation of Investment Securities
    and Futures Contracts                        143,547              12,153,013
                                              ----------------------------------
Net Assets at Value                           $5,726,283            $261,225,269
                                              ==================================
Shares Outstanding                               571,886              16,576,766
Net Asset Value, Offering and Redemption
    Price per Share                                10.01                   15.76
                                              ==================================

* The Fund has 500 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Fund.

See Notes to Financial Statements

INVESCO Tax-Free Income Funds, Inc.
Statement of Operations
Six Months Ended December 31, 1995
UNAUDITED
                                                Tax-Free                Tax-Free
                                            Intermediate               Long-Term
                                               Bond Fund               Bond Fund
                                              ----------------------------------

INVESTMENT INCOME
INTEREST INCOME                                 $143,309              $7,633,967
                                              ----------------------------------
EXPENSES
Investment Advisory Fees                          13,696                 715,707
Distribution Expenses                              6,848                 325,322
Transfer Agent Fees                                7,129                 165,753
Administrative Fees                                5,438                  24,546
Custodian Fees and Expenses                        1,077                  22,507
Directors  Fees and Expenses                       4,145                  11,363
Pricing Expenses                                   5,196                  11,083
Professional Fees and Expenses                     6,210                  19,813
Registration Fees and Expenses                    12,475                  20,113
Reports to Shareholders                            1,317                  35,704
Other Expenses                                       367                  12,183
                                              ----------------------------------
    TOTAL EXPENSES                                63,898               1,364,094
Fees and Expenses Absorbed by
    Investment Adviser                          (43,650)               (178,547)
                                              ----------------------------------
Fees and Expenses Paid Indirectly                (1,077)                (14,554)
    NET EXPENSES                                  19,171               1,170,993
                                              ----------------------------------
NET INVESTMENT INCOME                            124,138                6,462,97
                                              ----------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
    Investment Securities                         18,196               5,397,095
    Futures Contracts                                  0               (589,144)
                                              ----------------------------------
    Total Net Realized Gain                       18,196               4,807,951
                                              ----------------------------------
Change in Net Appreciation of:
    Investment Securities                        158,006               9,583,022
    Futures Contracts                                  0                 423,496
                                              ----------------------------------
    Total Net Appreciation                       158,006              10,006,518
                                              ----------------------------------
NET GAIN ON INVESTMENT SECURITIES                176,202              14,814,469
                                              ----------------------------------
Net Increase in Net Assets
    from Operations                             $300,340             $21,277,443
                                              ==================================
See Notes to Financial Statements

INVESCO Tax-Free Income Funds, Inc.
Statement of Changes in Net Assets

                                                                        Tax-Free                             Tax-Free
                                                                     Intermediate                           Long-Term
                                                                       Bond Fund                            Bond Fund

                                                           Six Months              Year        Six Months              Year
                                                                Ended             Ended             Ended             Ended
                                                          December 31           June 30       December 31           June 30
                                                      ---------------------------------     -------------------------------
                                                                 1995              1995              1995              1995
   UNAUDITED                                                                  UNAUDITED

OPERATIONS
Net Investment Income                                        $124,138          $217,051        $6,462,974       $14,194,473
Net Realized Gain (Loss) on Investment Securities
    and Futures Contracts                                      18,196          (56,737)         4,807,951         4,076,999
Change in Net Appreciation (Depreciation) of
    Investment Securities and Futures Contracts               158,006           136,725        10,006,518       (2,732,724)
                                                      ---------------------------------     -------------------------------
NET INCREASE IN NET
    ASSETS FROM OPERATIONS                                    300,340           297,039        21,277,443        15,538,748
                                                      ---------------------------------     -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                       (124,138)         (217,051)       (6,462,974)      (14,194,473)
Net Realized Gain on Investment Securities                          0                 0       (3,155,981)       (5,294,008)
                                                      ---------------------------------     -------------------------------
TOTAL DISTRIBUTIONS                                         (124,138)         (217,051)       (9,618,955)      (19,488,481)
                                                      ---------------------------------     -------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                               3,607,358         6,937,416        47,469,081        79,885,898
Reinvestment of Distributions                                 113,675           200,954         7,662,425        15,594,840
                                                      ---------------------------------     -------------------------------
                                                            3,721,033         7,138,370        55,131,506        95,480,738
Amounts Paid for Repurchases of Shares                    (3,078,016)       (7,394,573)      (60,149,013)     (119,353,364)
                                                      ---------------------------------     -------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    FROM FUND SHARE TRANSACTIONS                              643,017         (256,203)       (5,017,507)      (23,872,626)
                                                      ---------------------------------     -------------------------------
Total Increase (Decrease) in Net Assets                       819,219         (176,215)         6,640,981      (27,822,359)
NET ASSETS
Beginning of Period                                         4,907,064         5,083,279       254,584,288       282,406,647
                                                      ---------------------------------     -------------------------------
End of Period                                              $5,726,283        $4,907,064      $261,225,269      $254,584,288
                                                      =================================     ===============================

FUND SHARE TRANSACTIONS
Shares Sold                                                   367,406           726,499         3,094,297         5,319,259
Shares Issued from Reinvestment of Distributions               11,499            21,115           493,217         1,046,647
                                                      ---------------------------------     -------------------------------
                                                              378,905           747,614         3,587,514         6,365,906
Shares Repurchased                                          (313,056)         (775,587)       (3,906,995)       (7,938,397)
                                                      ---------------------------------     -------------------------------
Net Increase (Decrease) in Fund Shares                         65,849          (27,973)         (319,481)       (1,572,491)
                                                      =================================     ===============================

See Notes to Financial Statements

INVESCO Tax-Free Income Funds, Inc.
Notes to Financial Statements
UNAUDITED
     NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Tax-Free Income Funds, Inc. (the Fund ), a Maryland Corporation, consists of two separate Funds: Tax-Free Intermediate Bond Fund and Tax-Free Long-Term Bond Fund. The investment objectives of each Fund are to seek as high a level of current income exempt from federal income taxes as is consistent with preservation of capital. The Fund is registered under the Investment Company Act of 1940 (the Act ) as a diversified, open-end management investment company.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
     A. SECURITY VALUATION - The Fund values municipal securities (including commitments to purchase such securities on a when-issued basis) on the basis of prices provided by a pricing service approved by the Fund s board of directors which, in determining values, uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Under these procedures, municipal securities are valued based upon market quotations, if available. Non-tax-exempt securities for which market quotations are readily available are valued at market value based upon such quotations.
     If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors.
     Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
     B. FUTURES CONTRACTS - Tax-Free Long-Term Bond Fund may enter into futures contracts for hedging or other non-speculative purposes. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund's use of futures contracts may subject it to certain risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying a futures contract and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and result in losses. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold.
     C. WHEN-ISSUED SECURITIES - When-issued securities held by the Fund are fully collateralized by other securities. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the when-issued securities.
     D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date. Interest income, which may be comprised of stated coupon rate, market discount, amortized premium and original issue discount, is recorded on the accrual basis. The Fund amortizes discounts and premiums paid on purchases of securities as adjustments to interest income. Cost is determined on the specific identification basis.

     E. FEDERAL AND STATE TAXES - The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
 At June 30, 1995, Tax-Free Intermediate Bond Fund had $136,695 in net capital loss carryovers which expire in the year 2003.
     Tax-Free Intermediate Bond Fund incurred and elected to defer post-October 31 net capital losses of $810 to the year ended June 30, 1996. To the extent future capital gains are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders.
     Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
     F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - All the Fund's net investment income is distributed to shareholders by dividends declared daily and paid monthly. Reinvestment of dividends is effected at the month-end net asset value. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.
     G. EXPENSES - Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.
     Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
     NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ( IFG ) serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                  AVERAGE NET ASSETS
                                     -------------------------------------------
                                     $0 to        $300 Million          Over
                                     $300           to $500             $500
Fund                                 Million        Million            Million
--------------------------------------------------------------------------------
Tax-Free Intermediate Bond Fund       0.50%           0.40%             0.30%
Tax-Free Long-Term Bond Fund          0.55%           0.45%             0.35%

     In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of each Fund are made by ITC. Fees for such sub-advisory services are paid by IFG.
     In accordance with an Administrative Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
     IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or per participant in an omnibus account. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
     A plan of distribution pursuant to Rule 12b-1 of the Act provides for reimbursement of marketing and advertising expenditures to IFG (the Distributor ) to a maximum of 0.25% of average annual net assets. Amounts accrued by the Tax- Free Long-Term Bond Fund are available to reimburse the Distributor for actual expenditures incurred within a rolling twelve-month period. Amounts accrued by the Tax-Free Intermediate Bond Fund are available to reimburse the Distributor for actual expenditures incurred within a rolling twenty-four-month period ending November 30, 1995, and for a rolling twleve-month period thereafter. For the six- months ended December 31, 1995, Tax-Free Intermediate Bond and Tax-Free Long-Term Bond Funds paid the Distributor $6,613 and $251,060, respectively, for reimbursement of expenses incurred.

     IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by the Tax-Free Long-Term Bond Fund. IFG and ITC have voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Tax- Free Intermediate Bond Fund.
     NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended December 31, 1995, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Fund                                             Purchases             Sales
------------------------------------------------------------------------------
Tax-Free Intermediate Bond Fund                 $1,762,824        $1,092,242
Tax-Free Long-Term Bond Fund                   181,890,275       206,521,855

There were no purchases or sales of U.S. Government securities.

     NOTE 4 - APPRECIATION AND DEPRECIATION. At December 31, 1995, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation by Fund were as follows:

                                   Gross             Gross               Net
Fund                            Appreciation      Depreciation      Appreciation
--------------------------------------------------------------------------------
Tax-Free Intermediate Bond Fund     $153,112            $9,565          $143,547
Tax-Free Long-Term Bond Fund      11,780,381            50,864        11,729,517

     NOTE 5 - TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC.
     The Fund has adopted an unfunded noncontributory defined benefit pension plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 25% of the retainer fee at the time of retirement.
     Pension expenses for the six months ended December 31, 1995, included in Director's Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:
                                                     Unfunded
                                    Pension           Accrued           Pension
Fund                               Expenses     Pension Costs         Liability
--------------------------------------------------------------------------------
Tax-Free Intermediate Bond Fund         $10             $(43)             $(33)
Tax-Free Long-Term Bond Fund          1,597             7,814            14,963

     NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to redeem investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. For the six months ended December 31, 1995, there were no such borrowings.

INVESCO Tax-Free Income Funds, Inc.
Financial Highlights
(For a Fund Share Outstanding Throughout Each Period)

                                               Six Months              Year            Period
                                                    Ended             Ended             Ended
                                              December 31           June 30           June 30
                                             ------------      ------------     -------------
                                                     1995              1995             1994^
                                               UNAUDITED

Tax-Free Intermediate Bond Fund
PER SHARE DATA
Net Asset Value -
    Beginning of Period                             $9.70             $9.52            $10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                0.22              0.44              0.19
Net Gains or (Losses) on Securities
    (Both Realized and Unrealized)                   0.31              0.18            (0.48)
                                             ------------      ------------     -------------
Total from Investment Operations                     0.53              0.62            (0.29)
                                             ------------      ------------     -------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                 0.22              0.44              0.19
Net Asset Value - End of Period                    $10.01             $9.70             $9.52
                                             ============      ============     =============

TOTAL RETURN                                       5.55%*             6.67%          (2.93%)*

RATIOS
Net Assets -End of Period
    ($000 Omitted)                                 $5,726            $4,907            $5,083
Ratio of Expenses to Average
    Net Assets#                                   0.40%*@             0.70%            0.70%~
Ratio of Net Investment Income to
    Average Net Assets#                            2.30%*             4.56%            3.75%~
Portfolio Turnover Rate                              22%*               23%              55%*

^ From December 1, 1993, commencement of operations, to June 30,1994.

* These amounts are based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG and ITC for the six months ended December 31, 1995, the year ended June 30, 1995 and the period ended June 30, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.21% (not annualized), 2.45% and 3.09%, respectively, and ratio of net investment income to average net assets would have been 1.49% (not annualized), 2.81% and 1.36%, respectively.

@ Ratio reflects Total Expenses, less absorbed expenses by the investment adviser.

~ Annualized

INVESCO Tax-Free Income Funds, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)

                                                     Six Months
                                                       Ended
                                                    December 31                        Year Ended June 30
                                                    -----------   ---------------------------------------------------------
                                                           1995        1995        1994        1993        1992        1991
                                                      UNAUDITED

Tax-Free Long-Term Bond Fund

PER SHARE DATA
Net Asset Value - Beginning of Period                    $15.07      $15.29      $16.35      $15.69      $15.05      $14.90
                                                    -----------   ---------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                      0.38        0.80        0.83        0.87        0.92        0.96
Net Gains or (Losses) on Securities
    (Both Realized and Unrealized)                         0.88        0.09      (1.00)        1.04        0.95        0.27
                                                    -----------   ---------------------------------------------------------
Total from Investment Operations                           1.26        0.89      (0.17)        1.91        1.87        1.23
                                                    -----------   ---------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                       0.38        0.80        0.83        0.87        0.92        0.96
Distributions from Capital Gains                           0.19        0.31        0.06        0.38        0.31        0.12
                                                    -----------   ---------------------------------------------------------
Total Distributions                                        0.57        1.11        0.89        1.25        1.23        1.08
                                                    -----------   ---------------------------------------------------------
Net Asset Value - End of Period                          $15.76      $15.07      $15.29      $16.35      $15.69      $15.05
                                                    ===========   =========================================================

TOTAL RETURN                                             8.50%*       6.16%     (1.16%)      12.57%      12.79%       8.55%

RATIOS
Net Assets - End of Period
    ($000 Omitted)                                     $261,225    $254,584    $282,407    $332,239    $272,382    $208,100
Ratio of Expenses to Average Net Assets#                0.46%*@       0.92%       1.00%       1.03%       1.02%       0.93%
Ratio of Net Investment Income to
    Average Net Assets#                                  2.52%*       5.31%       5.14%       5.43%       5.90%       6.39%
Portfolio Turnover Rate                                    77%*         99%         28%         30%         28%         25%

* These amounts are based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended December 31, 1995 and for the year ended June 30, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.53% (not annualized) and 1.05%, respectively, and ratio of net investment income to average net assets would have been 2.45% (not annualized) and 5.18%, respectively.

@ Ratio reflects Total Expenses, less absorbed expenses by the investment adviser.

INVESCO FUNDS

To receive general information and prospectuses on any of INVESCO's funds or retirement plans, or to obtain current account or price information, call toll-free:
1-800-525-8085

To reach PAL(r), your 24-hour Personal Account
Line call:  1-800-424-8085

Or write to:
INVESCO Funds Group, Inc.,(sm) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

If you're in Denver, pleas visit one of our convenient Investor Centers:
Cherry Creek, 155-B Fillmore Street;
Denver Tech Center,
7800 East Union Avenue, Lobby Level

This information must be preceded or
accompanied by an effective prospectus.